50073

                                                               SUB-ITEM 77H

                                                   MFS VARIABLE INSURANCE TRUST

         As of December 31, 2000, changes in entities beneficially owning more than 25% of any one series' voting securities, thereby becoming controlling entities of such series, are as follows:


                                                                                                                      % OF

                                                                                                                   SHARES

                            SERIES                                        OWNER AND ADDRESS                        OWNED


          MFS Capital Opportunities Series               Hartford Hartford Life & Annuity Insurance                 33.74%
                                                        Co  Separate Account Seven
                                                        Attn Carol Lewis
                                                        200 Hopmeadow Street
                                                        Simsbury, CT 06089

         MFS Mid Cap Growth Series                      Hartford Life & Annuity Insurance                          73.14%
                                                        Co  Separate Account Seven
                                                        Attn Carol Lewis
                                                        200 Hopmeadow Street
                                                        Simsbury, CT 06089


         MFS Mid Cap Growth Series                      Hartford Life & Annuity Insurance                          73.14%
                                                        Co  Separate Account Seven
                                                        Attn Carol Lewis
                                                        200 Hopmeadow Street
                                                        Simsbury, CT 06089


         MFS Mid Cap Growth Series                      Hartford Life Insurance Company                            26.86%
                                                        Co  Separate Account Seven
                                                        Attn Carol Lewis
                                                        200 Hopmeadow Street
                                                        Simsbury, CT 06089


         As of December 31, 2000, the following entities no longer beneficially owned more than 25% of any one series' voting securities, thereby ceasing to be controlling entities of such series.



                            SERIES                                          (FORMER) OWNER



         MFS Limited Maturity Series                    Valley Forge Life Insurance Co. Variable Annuity
                                                        Separate Account


         MFS Global Equity Series                       MFS Fund Distributors, Inc., c/o MFSC



         MFS Mid Cap Growth Series                      MFS Fund Distributors, Inc., c/o MFSC
